Exhibit 10.2

AMENDMENT NO. 3 TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) is effective September 30, 2015 (the “Third Amendment Effective Date”), by and among CALENCE LLC, a Delaware limited liability company, INSIGHT DIRECT USA, INC., an Illinois corporation and INSIGHT PUBLIC SECTOR, INC., an Illinois corporation (each a “Reseller” and collectively, the “Resellers”), CASTLE PINES CAPITAL LLC, a Delaware limited liability company (as an individual administrative agent, or as a lender, as the context may require, “CPC”), WELLS FARGO CAPITAL FINANCE LLC, a Delaware limited liability company (in its capacity as the collateral agent for the benefit of Holders of Secured Obligations, the “Collateral Agent”, as syndication agent and in its capacity as an individual administrative agent, “WFCF” and, together with CPC, in its capacity as an administrative agent, “Administrative Agents”), and Lenders party to the Credit Agreement described below. All capitalized terms used herein without definition have the same meanings as set forth in the Credit Agreement.

WITNESSETH:

WHEREAS, the Resellers, the Lenders and the Administrative Agents are party to the certain Amended and Restated Credit Agreement, dated as of April 26, 2012 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and together with this Third Amendment, and as further amended, restated, replaced and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Resellers have requested the Lenders and the Administrative Agents to amend the Existing Credit Agreement to modify, in part, the definition of “Change of Control”; and

WHEREAS, the Required Lenders and the Administrative Agents have agreed to amend the Existing Credit Agreement pursuant to the terms of this Third Amendment; and

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments. Subject to satisfaction of the conditions set forth in Section 2 below, the parties hereby agree to amend Exhibit B of the Credit Agreement, Definitions, as follows:

1. The definition of “Change of Control” is amended by replacing clause “(b)” of the definition and replacing same with the following new clause “(b)”:

“(b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Parent Guarantor by Persons who were neither (i) (x) nominated by the board of directors of the Parent Guarantor, (y) appointed by the board of directors of the Parent Guarantor; or (z) approved by the board of directors of the Parent Guarantor, for consideration by shareholders for election, nor (ii) appointed by directors so nominated, appointed or approved.”

2. The following definition is added in the appropriate alphabetical order therein:

“‘Third Amendment Effective Date’ means September 30, 2015.”

SECTION 2. Conditions to Effectiveness. The effectiveness of this Third Amendment is expressly conditioned upon the receipt by Administrative Agents of executed counterparts of this Third Amendment from each Reseller, the Administrative Agents and the Required Lenders.

SECTION 3. Representations and Warranties. Resellers hereby represent, agree and warrant that (i) this Third Amendment and the Credit Agreement as amended hereby constitute such Reseller’s legal, valid and binding obligation and are enforceable against such Reseller in accordance with its respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (ii) all of the representations and warranties of such Reseller as set forth in the Credit Agreement are true and correct in all material respects (except where such representation and warranty is qualified as to materiality and in such circumstance is true and correct as written) on and as of the date hereof (except to the extent such representations or warranties specifically relate to any earlier date, in which case such representations and warranties were true and correct as of such earlier date), and (iii) no Default has occurred or is continuing as of the date hereof.

SECTION 4. Effect on the Credit Agreement.

A. Upon the Third Amendment Effective Date, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

B. Except as specifically amended herein, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

C. Except as expressly provided herein, the execution, delivery and effectiveness of this Third Amendment shall neither operate as a waiver of any rights, power or remedy of the Administrative Agents or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

SECTION 5. Loan Document. The parties hereto hereby agree that, at and after the Third Amendment Effective Date, this Third Amendment shall constitute a Loan Document and the Resellers’ obligations under this Third Amendment shall constitute Obligations.

SECTION 6. Governing Law. THIS THIRD AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY AND THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

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SECTION 8. Counterparts. This Third Amendment may be executed by the parties hereto in one or more counterparts, each of which taken together shall be deemed to constitute one and the same instrument.

SECTION 9. Counterpart Facsimile Execution. For purposes of this Third Amendment, a document (or signature page thereto) signed and transmitted by facsimile machine or other electronic transmission, including electronic mail or in .pdf form, is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. No party hereto may raise the use of a facsimile machine or other form of electronic transmission or the fact that any signature was transmitted through the use of a facsimile machine or other electronic transmission as a defense to the enforcement of the Credit Agreement, as amended hereby.

SIGNATURES COMMENCE ON NEXT PAGE

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IN WITNESS WHEREOF, the undersigned (by their duly authorized officers, where appropriate) have executed this Third Amendment effective as of the Third Amendment Effective Date.

CALENCE, LLC,
as Reseller

By:	/s/ Helen K. Johnson
Name:	Helen K. Johnson
Title:	Senior Vice President

INSIGHT DIRECT USA, INC.,
as Reseller

By:	/s/ Helen K. Johnson
Name:	Helen Johnson
Title:	Senior Vice President

INSIGHT PUBLIC SECTOR, INC.,
as Reseller

By:	/s/ Helen Johnson
Name:	Helen Johnson
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

CASTLE PINES CAPITAL LLC,
as Administrative Agent and a Lender; and

WELLS FARGO CAPITAL FINANCE, LLC,
as Administrative Agent and Collateral Agent

By:	/s/ John Hanley
Name:	John Hanley
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BBVA COMPASS,
as a Lender,

By:	/s/ Timothy R. Coffey
Name:	Timothy R. Coffey
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

NATIONAL BANK OF ARIZONA,
as a Lender,

By:	/s/ Sabina Anthony
Name:	Sabina Anthony
Title:	Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BOKF, NA d/b/a BANK OF ARIZONA,
as a Lender,

By:	/s/ James E. Wessel
Name:	James E. Wessel
Title:	Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

COMERICA BANK,
as a Lender,

By:	/s/ Liz Gonzalez
Name:	Liz Gonzalez
Title:	Relationship Manager

Signature Page to Third Amendment to Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Lender,

By:	/s/ Kevin R. Gillette
Name:	Kevin R. Gillette
Title:	Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement